United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 3, 2014

Black Knight InfoServ, LLC

(Exact name of Registrant as Specified in its Charter)

001-34005

(Commission File Number)

Delaware	26-1547801
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5100

(Registrant’s Telephone Number, Including Area Code)

Lender Processing Services, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposal of Assets.

On January 3, 2014, Black Knight InfoServ, LLC, a Delaware limited liability company (the “Company” and the successor to Lender Processing Services, Inc. (“LPS”)), completed a distribution (the “Distribution”) of all of its limited liability company membership interests and equity interests in certain subsidiaries of the Company that are engaged in the transaction services business (collectively, the “TS Subsidiaries”) to its sole member, Black Knight Financial Services, Inc. (now known as Black Knight Holdings, Inc., “Black Knight”). The Distribution was made pursuant to a Distribution Agreement, dated as of January 3, 2014, between Black Knight and the Company. The foregoing summary of the Distribution does not purport to be complete and is subject to, and qualified by, the full text of the Distribution Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein. Following the Distribution, Black Knight contributed the TS Subsidiaries to its wholly-owned subsidiary Black Knight Financial Services II, LLC, a Delaware limited liability company that has since been renamed ServiceLink Holdings, LLC.

The Distribution was made in connection with a series of internal reorganization transactions of Fidelity National Financial, Inc., a Delaware corporation (“FNF”), which became the parent of LPS on January 2, 2014, when Lion Merger Sub, Inc., a Delaware corporation and an indirect subsidiary of FNF (“Merger Sub”), merged with and into LPS, with LPS surviving as an indirect subsidiary of FNF (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of May 28, 2013, among FNF, Merger Sub, and LPS. The Merger and related transactions are more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2014.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Pro forma financial statements with respect to the Company are filed as Exhibit 99.1 and incorporated by reference herein.

(d)	Exhibits.

Exhibit Number	Description

2.1	Distribution Agreement between Black Knight Financial Services, Inc. and Black Knight InfoServ, LLC, dated as of January 3, 2014.

99.1	Unaudited Pro Forma Condensed Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2014

BLACK KNIGHT INFOSERV, LLC

/s/ Michael L. Gravelle

Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Distribution Agreement between Black Knight Financial Services, Inc. and Black Knight InfoServ, LLC, dated as of January 3, 2014.

99.1	Unaudited Pro Forma Condensed Financial Information.